Significant Accounting Policies	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Significant Accounting Policies
1.	SIGNIFICANT ACCOUNTING POLICIES
Magna International Inc. [collectively “Magna”
or the “Company”] is a global automotive supplier which has complete vehicle engineering and contract manufacturing expertise, as well as product capabilities which include body, chassis, exterior, seating, powertrain, active driver assistance, electronics, mirrors & lighting, mechatronics and roof systems. Magna also has electronic and software capabilities across many of these areas.
The consolidated financial statements have been prepared in U.S. dollars following accounting principles generally accepted in the United States [“GAAP”].
Principles of consolidation
The Consolidated Financial Statements include the accounts of Magna and its subsidiaries in which Magna has a controlling financial interest and is the primary beneficiary. The Company presents non-controlling
interests as a separate component within Shareholders’ equity in the Consolidated Balance Sheets. All intercompany balances and transactions have been eliminated.
Use of estimates
The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported and disclosed in the consolidated financial statements and accompanying notes. Given the global economic climate and additional or unforeseen effects from the
COVID-19
pandemic, these estimates and assumptions have required increased judgement. Actual results could differ from those estimates.
Foreign currency translation
The Company operates globally, which gives rise to a risk that its earnings and cash flows may be adversely impacted by fluctuations in foreign exchange rates.
Assets and liabilities of the Company’s operations having a functional currency other than the U.S. dollar are translated into U.S. dollars using the exchange rate in effect at year end, and revenues and expenses are translated at the average rate during the year. Exchange gains or losses on translation of the Company’s net investment in these operations are included in comprehensive income and are deferred in accumulated other comprehensive loss. Foreign exchange gains or losses on debt that was designated as a hedge of the Company’s net investment in these operations are also recorded in accumulated other comprehensive loss.
Foreign exchange gains and losses on transactions occurring in a currency other than an operation’s functional currency are reflected in net income, except for gains and losses on foreign exchange contracts used to hedge specific future commitments in foreign currencies and on intercompany balances which are designated as long-term investments. In particular, the Company uses foreign exchange forward contracts for the sole purpose of hedging certain of the Company’s future committed foreign currency based outflows and inflows. Most of the Company’s foreign exchange contracts are subject to master netting arrangements that provide for the net settlement of contracts, by counterparty, in the event of default or termination. All derivative instruments, including foreign exchange contracts, are recorded on the consolidated balance sheet at fair value. The fair values of derivatives are recorded on a gross basis in prepaid expenses and other, other assets, other accrued liabilities or other long-term liabilities. To the extent that derivative instruments are designated and qualify as cash flow hedges, the changes in their fair values are recorded in other comprehensive income. Changes in the fair value of derivative instruments that do not qualify for hedge accounting are recognized immediately in net income based on the nature of the underlying transaction. Amounts accumulated in other comprehensive loss or income are reclassified to net income in the period in which the hedged item affects net income.
If the Company’s foreign exchange forward contracts cease to be effective as hedges, for example if projected foreign cash inflows or outflows declined significantly, gains or losses pertaining to the portion of the hedging transactions in excess of projected foreign currency denominated cash flows would be recognized in net income at the time this condition was identified.

Cash and cash equivalents
Cash and cash equivalents include cash on account, demand deposits and short-term investments with remaining maturities of less than three months at acquisition.
Inventories
Production inventories and tooling inventories manufactured
in-house
are valued at the lower of cost determined substantially on a first-in,
first-out
basis, or net realizable value. Cost includes the cost of materials plus direct labour applied to the product and the applicable share of manufacturing overhead.
Investments
The Company accounts for investments in companies over which it has the ability to exercise significant influence, but does not hold a controlling financial interest, under the equity method [“Equity method investments”]. The Company monitors its Equity method investments for indicators of other-than-temporary declines in value on an ongoing basis. If the Company determines that an other-than-temporary decline in value has occurred, it recognizes an impairment loss, which is measured as the difference between the book value and the fair value of the investment. Fair value is generally determined using an income approach based on discounted cash flows. The inputs utilized in the analyses are classified as Level 3 inputs within the fair value hierarchy as defined in ASC 820, “Fair Value Measurement” and primarily consist of expected investee revenue and costs, estimated production volumes and discount rates.
The Company also has investments in private and publicly traded technology companies over which it does not have the ability to exercise significant influence. The Company has elected to use the measurement alternative, defined as cost, less impairments, adjusted by observable price changes to measure the private equity investments. The Company values its investments in publicly traded equity securities using the closing price on the measurement date, as reported on the stock exchange on which the securities are traded.
Private equity investments are subject to impairment reviews which considers both qualitative and quantitative factors that may have a significant impact on the investee’s fair value. Upon determining that an impairment may exist, the security’s fair value is calculated using the best information available, which may include cash flow projections or other available market data and compared to its carrying value. An impairment is recognized immediately if the carrying value exceeds the fair value.
Long-lived assets
Fixed assets are recorded at historical cost. Depreciation is provided on a straight-line basis over the estimated useful lives of fixed assets at annual rates of
 21⁄2% to
5% for buildings, 7% to 10% for general purpose equipment and 10% to 33% for special purpose equipment.
Finite-lived intangible assets, which have arisen principally through acquisitions, include customer relationship intangibles and patents and licences. These finite-lived intangible assets are amortized on a straight-line basis over their estimated useful lives which range from 4 to 15 years.
The Company assesses fixed and finite-lived intangible assets for recoverability whenever indicators of impairment exist. If the carrying value of the asset exceeds the estimated undiscounted cash flows from the use of the asset, then an impairment loss is recognized to write the asset down to fair value. The fair value of fixed and finite-lived intangible assets is generally determined using estimated discounted future cash flows.

Goodwill
Goodwill represents the excess of the cost of an acquired enterprise over the fair value of the identifiable assets acquired and liabilities assumed less any subsequent write-downs for impairment. Goodwill is reviewed for impairment in the fourth quarter of each year, or more frequently if indicators of potential impairment exist. Goodwill impairment is assessed based on a comparison of the fair value of a reporting unit to the underlying carrying value of the reporting unit’s net assets, including goodwill. When the carrying amount of the reporting unit exceeds its fair value, an impairment is recognized based on that difference. The fair value of a reporting unit is determined using its estimated discounted future cash flows.
Tooling and
Pre-Production
Engineering Costs Related to Long-Term Supply Agreements
The Company incurs
pre-production
engineering and tooling costs related to the products produced for its customers under long-term supply agreements. Customer reimbursements for tooling and pre-production
engineering activities that are part of a long-term supply arrangement are accounted for as a reduction of cost.
Pre-production
costs related to long-term supply arrangements with a contractual guarantee for reimbursement are included in Other assets.
The Company expenses all
pre-production
engineering costs for which reimbursement is not contractually guaranteed by the customer. All tooling costs related to customer-owned tools for which reimbursement is not contractually guaranteed by the customer or for which the Company does not have a non-cancelable
right to use the tooling are also expensed.

Warranty
The Company has assurance warranties and records product warranty liabilities based on its individual customer agreements. Under most customer agreements, the Company only accounts for existing or probable claims on product default issues when amounts related to such issues are probable and reasonably estimable. However, for certain complete vehicle assembly, powertrain systems and electronics contracts, the Company records an estimate of future warranty-related costs based on the terms of the specific customer agreements and/or the Company’s warranty experience. Product liability and recall provisions are established based on the Company’s best estimate of the amounts necessary to settle existing claims which typically take into account: the number of units that may be returned; the cost of the product being replaced; labour to remove and replace the defective part; and the customer’s administrative costs relating to the recall. Judgement is also required as to the ultimate negotiated sharing of the cost between the Company, the customer and, in some cases, a supplier to the Company.
When a decision to recall a product has been made or is probable, the Company’s portion of the estimated cost of the recall is recorded as a charge to net income in that period. The Company monitors warranty activity on an ongoing basis and adjusts reserve balances when it is probable that future warranty costs will be different than those previously estimated.
Income taxes
The Company uses the liability method of tax allocation to account for income taxes. Under the liability method of tax allocation, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company assesses whether valuation allowances should be established or maintained against its deferred tax assets based on consideration of all available evidence using a
“more-likely-than-not”
standard. The factors the Company uses to assess the likelihood of realization are its history of losses, forecasts of future pre-tax
income and tax planning strategies that could be implemented to realize the deferred tax assets.
No deferred tax liability is recorded for taxes on undistributed earnings and translation adjustments of foreign subsidiaries if these items are considered to be reinvested for the foreseeable future. Taxes are recorded on such foreign undistributed earnings and translation adjustments when it becomes apparent that such earnings will be distributed in the foreseeable future and the Company will incur further tax on remittance.

Recognition of uncertain tax positions is dependent on whether it is more-likely-than-not
that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. A tax position that meets the more-likely-than-not
recognition threshold is measured at the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense.
Leases
The Company determines if an arrangement is a lease or contains a lease at inception. Leases with an initial term of 12 months or less are considered short-term and are not recorded on the balance sheet. The Company recognizes operating lease expense for these leases on a straight-line basis over the lease term.
Operating lease
right-of-use
[“ROU”] assets and operating lease liabilities are recognized based on the present value of the future lease payments over the lease term at the commencement date. As the rate implicit in the lease is not readily determinable for the Company’s operating leases, an incremental borrowing rate is generally used to determine the present value of future lease payments. The incremental borrowing rate for each lease is based on the Company’s estimated borrowing rate over a similar term to that of the lease payments, adjusted for various factors including collateralization, location and currency.
A majority of the Company’s leases for manufacturing facilities are subject to variable lease-related payments, such as escalation clauses based on consumer price index rates or other similar indices. Variable payments that are based on an index or a rate are included in the recognition of the Company’s ROU assets and lease liabilities using the index or rate at lease commencement. Subsequent changes to these lease payments due to rate or index updates are recorded as lease expense in the period incurred.
The Company’s lease agreements generally exclude
non-lease
components, and do not contain any material residual value guarantees or material restrictive covenants.
Employee future benefit plans
The cost of providing benefits through defined benefit pensions, lump sum termination and long-term service payment arrangements, and post-retirement benefits other than pensions is actuarially determined and recognized in income using the projected benefit method pro-rated
on service and management’s best estimate of expected plan investment performance, salary escalation, retirement ages of employees and, with respect to medical benefits, expected health care costs. Differences arising from plan amendments, changes in assumptions and experience gains and losses that are greater than 10% of the greater of: [i] the accrued benefit obligation at the beginning of the year; and [ii] the fair value [or market related value] of plan assets at the beginning of the year, are recognized in income over the expected average remaining service life of employees. Gains related to plan curtailments are recognized when the event giving rise to the curtailment has occurred. Plan assets are valued at fair value. The cost of providing benefits through defined contribution pension plans is charged to income in the period in respect of which contributions become payable.
The funded status of the plans is measured as the difference between the plan assets at fair value and the projected benefit obligation [“PBO”]. The aggregate of all overfunded plans is recorded in other assets, and the aggregate of all underfunded plans is recorded in long-term employee benefit liabilities. The portion of the amount by which the actuarial present value of benefits included in the PBO exceeds the fair value of plan assets, payable in the next twelve months, is reflected in other accrued liabilities.

Revenue recognition
The Company enters into contracts with its customers to provide production parts or assembled vehicles. Contracts do not commit the customer to a specified quantity of products; however, the Company is generally required to fulfill its customers’ purchasing requirements for the production life of the vehicle. Contracts do not typically become a performance obligation until the Company receives a purchase order and a customer release for a specific number of parts or assembled vehicles at a specified price. While long-term supply agreements may range from five to seven years, contracts may be terminated by customers at any time. Historically, terminations have been minimal. Contracts may also provide for annual price reductions over the production life of the vehicle, and prices are adjusted on an ongoing basis to reflect changes in product content/cost and other commercial factors.
Revenue is recognized at the point in time when control of the parts produced or assembled vehicles are transferred to the customer according to the terms of the contract. The amount of revenue recognized reflects the consideration that the Company expects to be entitled to in exchange for those products based on purchase orders, annual price reductions and ongoing price adjustments [some of which is accounted for as variable consideration]. The Company uses the expected value method, taking into account historical data and the status of current negotiations, to estimate the amount to which it expects to be entitled. Significant changes to the Company’s estimates of variable consideration are not expected.
The Company’s complete vehicle assembly contracts with customers are complex and often include promises to transfer multiple products and services to a customer, some of which may be implicitly contracted for. For these complex arrangements, each good or service is evaluated to determine whether it represents a distinct performance obligation, and whether it should be characterized as revenue or reimbursement of costs incurred. The total transaction price is then allocated to the distinct performance obligations based on the expected cost or cost plus a margin approach and recognized as revenue as discussed above.
The Company also performs tooling and engineering activities for its customers that are not part of a long-term production arrangement. Tooling and engineering revenue is recognized at a point in time or over time depending, among other considerations, on whether the Company has an enforceable right to payment plus a reasonable profit, for performance completed to date. Over-time recognition utilizes costs incurred to date relative to total estimated costs at completion, to measure progress toward satisfying performance obligations. Revenue is recognized as control is transferred to customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods and services. For the year ended December 31, 2020, total tooling and engineering sales were $739 million [2019—$749 million].
The Company’s customers pay for products received in accordance with payment terms that are customary in the industry, typically 30 to 90 days. The Company’s contracts with its customers do not have significant financing components.
Taxes assessed by a governmental authority that are both imposed on, and concurrent with, a specific revenue-producing transaction that are collected by the Company from a customer are excluded from revenue.
Contract Assets and Liabilities
The Company’s contract assets include both billed and unbilled accounts receivable and are included in Accounts Receivable. Unbilled amounts typically result from sales of standalone tooling and engineering activities where revenue recognized exceeds the amount billed to the customer. Amounts may not exceed their net realizable value. As at December 31, 2020, the Company’s unbilled accounts receivable balance was $425 million [2019—$318 million]. Accounts receivable related to production, tooling and engineering sales were $5.1 billion as of December 31, 2020 [2019—$4.5 billion]. Contract assets do not include the costs of obtaining or fulfilling a contract with a customer, as these amounts are generally expensed as incurred.
Customer advances are recorded as deferred revenue [a contract liability]. For the years ended December 31, 2020 and 2019, the contract liability balances were $214 million and $199 million, respectively. During the year ended December 31, 2020 and 2019, the Company recognized $81 million and $91 million, respectively, of previously recorded contract liabilities into revenue as performance obligations were satisfied.

Government assistance
The Company makes periodic applications for financial assistance under available government assistance programs in the various jurisdictions that the Company operates. Grants relating to capital expenditures are reflected as a reduction of the cost of the related assets. Grants relating to current operating expenditures may be deferred and recognized in the consolidated statement of income over the period necessary to match them with the costs that they are intended to compensate and are presented as a reduction of the related expense. The Company also receives tax credits and tax super allowances, the benefits of which are recorded as a reduction of income tax expense. In addition, the Company receives loans which are recorded as liabilities in amounts equal to the cash received. When a government loan is issued to the Company at a below-market rate of interest, the loan is initially recorded at its net present value, and accreted to its face value over the period of the loan. The benefit of the below-market rate of interest is accounted for like a government grant. It is measured as the difference between the initial carrying value of the loan and the cash proceeds received.
Research and development
Costs incurred in connection with research and development activities, to the extent not recoverable from the Company’s customers, are charged to expense as incurred. For the years ended December 31, 2020 and 2019, research and development costs charged to expense were approximately $830 million and $640 million, respectively.
Restructuring
Restructuring costs may include employee termination benefits, as well as other costs resulting from restructuring actions. These actions may result in employees receiving voluntary or involuntary employee termination benefits, which are mainly pursuant to union or other contractual agreements or statutory requirements. Voluntary termination benefits are accrued when an employee accepts the related offer. Involuntary termination benefits are accrued upon the commitment to a termination plan and when liabilities are determined to be probable and estimable. Additional elements of severance and termination benefits associated with nonrecurring benefits may be recognized rateably over each employee’s required future service period. All other restructuring costs are expensed as incurred.
Earnings per Common Share
Basic earnings per Common Share are calculated on net income attributable to Magna International Inc. using the weighted average number of Common Shares outstanding during the year.
Diluted earnings per Common Share are calculated on the weighted average number of Common Shares outstanding, including an adjustment for stock options outstanding using the treasury stock method.
Common Shares that have not been released under the Company’s restricted stock plan or are being held in trust for purposes of the Company’s restricted stock unit program have been excluded from the calculation of basic earnings per share, but have been included in the calculation of diluted earnings per share.